UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 4, 2023
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Hyzon Motors Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-3962	82-2726724
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
475 Quaker Meeting House Road Honeoye Falls, NY		14472
(Address of principal executive offices)		(Zip Code)
(585)-484-9337
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	HYZN	NASDAQ Capital Market
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	HYZNW	NASDAQ Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 4, 2023, Hyzon Motors Inc. (“Hyzon” or the “Company”) issued a press release announcing that, effective April 4, 2023, JiaJia Wu, who serves as the Company’s Chief Accounting Officer, has been appointed as the Company’s Interim Chief Financial Officer, while the Company conducts a search for a Chief Financial Officer. Ms. Wu will continue to fulfill her role as Chief Accounting Officer in addition to serving as Interim Chief Financial Officer. In addition, the Company announced that Pat Griffin, who has served as the Company’s President, Vehicle Operations, since October 2021, was promoted to President, North America.

Ms. Wu, age 42, has served as the Company’s Chief Accounting Officer since September 2021. From October 2017 to August 2021, Ms. Wu served as Global Director, Technical and Cost Accounting and Financial Reporting for UL, LLC, a global safety science company providing testing, inspection and certification, training, advisory and risk management services, decision-making tools and intelligence in more than 100 countries. From April 2008 to September 2017, Ms. Wu served as Senior Manager, and previously as Manager and Senior Auditor, with Ernst & Young LLP. Ms. Wu holds a BBA in Accounting and MS in Education from Marshall University.

In connection with her interim appointment, Hyzon entered into letter agreement with Ms. Wu amending her employment agreement (the “Wu Letter Agreement”). The Wu Letter Agreement provides that during the interim appointment, Ms. Wu will earn a base salary of $415,000 per annum, and will be eligible for a target bonus of 80% of base salary. Upon the Company hiring a permanent Chief Financial Officer, Ms. Wu will return to serving solely as the Company’s Chief Accounting Officer, whereupon her base salary will be $360,000 per annum, and she will be eligible for a target bonus of 40% of base salary.

Ms. Wu will continue to be entitled to participate in Hyzon’s employee health/welfare and retirement benefit plans and programs.

Ms. Wu does not have a direct or indirect material interest in any transaction with the Company that requires disclosure pursuant to Item 404(a) of Regulation S-K, and there is no arrangement or understanding between Ms. Wu and any other person pursuant to which Ms. Wu was selected to serve as the Company’s Principal Financial Officer. Ms. Wu is not related to any member of the Board or any executive officer of the Company.

Mr. Griffin, age 58, has served as the Company’s President, Vehicle Operations, since October 2021. Prior to joining Hyzon, Mr. Griffin served as CEO of Crane Carrier Corporation from 2020 to 2021. From 2019 to 2020, Mr. Griffin served as President of Light Duty Truck & EV Solutions for Fontaine Modification, a startup business for the Marmon Group (a Berkshire-Hathaway company). Prior to these roles, Mr. Griffin served as President of Marmon-Herrington from 2015 to 2019 for the Marmon Group. Mr. Griffin holds an M.A. degree in Organizational Management from Tusculum University, and a B.S degree in Welding Engineering from The Ohio State University.

In connection with his appointment, Hyzon entered into letter agreement with Mr. Griffin amending his employment agreement (the “Griffin Letter Agreement”). The Griffin Letter Agreement provides that Mr. Griffin will earn a base salary of $380,000 per annum, and he will be eligible for a target bonus of 80% of base salary.

Mr. Griffin will continue to be entitled to participate in Hyzon’s employee health/welfare and retirement benefit plans and programs.

Mr. Griffin does not have a direct or indirect material interest in any transaction with the Company that requires disclosure pursuant to Item 404(a) of Regulation S-K, and there is no arrangement or understanding between Mr. Griffin and any other person pursuant to which Mr. Griffin was selected to serve as the Company’s President, North America. Mr. Griffin is not related to any member of the Board or any executive officer of the Company.

The foregoing summary of the terms and conditions of Ms. Wu’s and Mr. Griffin’s appointments and responsibilities do not purport to be complete, and they are qualified in their entirety by reference to the complete text of their employment agreements as modified by those certain letter agreements, copies of which are filed as Exhibits 10.1 and 10.2 hereto and are incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On April 4, 2023, the Company furnished a press release regarding the appointment of Ms. Wu as Interim Chief Financial Officer, and Mr. Griffin as President, North America, as described above in Item 5.02 of this Current Report on Form 8-K. The press release is attached hereto as Exhibit 99.1 and incorporated in this Item 7.01 by reference.

The information set forth in Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit Number	Description
10.1	Employment Agreement dated August 21, 2021, together with Letter Agreement signed March 16, 2023, by and between Hyzon and JiaJia Wu.
10.2	Employment Agreement dated September 18, 2021, together with Letter Agreement signed March 3, 2023, by and between Hyzon and Pat Griffin.
99.1	Press release, dated April 4, 2023 issued by the Company.

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYZON MOTORS INC.

Date: April 4, 2023	By:	/s/ Parker Meeks
	Name:	Parker Meeks
	Title:	Chief Executive Officer